Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Sept 30,	October 1,
	2006	2005

Chicken Sales:
United States
Prepared Foods:
Foodservice	$408,784	$405,621
Retail	$79,447	$77,001
Total Prepared Foods	$488,232	$482,622

Fresh Chicken:
Foodservice	$352,044	$401,016
Retail	$127,273	$158,410
Total Fresh Chicken	$479,318	$559,425
Export and Other
Export:
Prepared Foods	$15,758	$13,975
Chicken	$72,020	$104,096
Total Export	$87,778	$118,071
Other Chicken By Products	$3,783	$2,435
Total Export and Other	$91,562	$120,506
Total U.S. Chicken	$1,059,111	$1,162,554

Mexico:	$115,315	$101,151
Total Chicken Sales	$1,174,426	$1,263,705

Total Prepared Foods	503,990	496,597

Turkey Sales:
Prepared Foods:
Foodservice	$501	$7,950
Retail	$326	$10,584
Total Prepared Foods	$827	$18,534

Fresh Turkey:
Foodservice	$4,226	$3,837
Retail	$29,549	$26,157
Total Fresh Turkey	$33,775	$29,994
Export and Other
Export:
Prepared Foods	$39	$149
Turkey	$1,295	$1,252
Total Export	$1,334	$1,401
Other Turkey By Products	$193	$268
Total Export and Other	$1,527	$1,670
Total Turkey Sales	$36,129	$50,198

Total Prepared Foods	$866	$18,683

Sale of Other Products
U.S.	$124,901	$163,585
Mexico	$2,943	$5,181
Total Other Products	$127,843	$168,766
Total Net Sales	$1,338,398	$1,482,668

	Sept 30,	October 1,
	2006	2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.6%	34.9%
Retail	7.5%	6.6%
Total Prepared Foods	46.1%	41.5%

Fresh Chicken:
Foodservice	33.2%	34.5%
Retail	12.0%	13.6%
Total Fresh Chicken	45.2%	48.1%
Export and Other
Export:
Prepared Foods	1.5%	1.2%
Chicken	6.8%	9.0%
Total Export	8.3%	10.2%
Other Chicken By Products	0.4%	0.2%
Export and Other	8.7%	10.4%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	1.4%	15.9%
Retail	0.9%	21.1%
Total Prepared Foods	2.3%	37.0%

Fresh Turkey:
Foodservice	11.7%	7.6%
Retail	81.8%	52.1%
Total Fresh Turkey	93.5%	59.7%
Export and Other
Export:
Prepared Foods	0.1%	0.3%
Turkey	3.6%	2.5%
Total Export	3.7%	2.8%
Other Turkey By Products	0.5%	0.5%
Export and Other	4.2%	3.3%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Year ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Sep 30,	Oct 1,
	2006	2005
(in thousands)

Chicken Sales:
United States
Prepared Foods:
Foodservice	1,567,296	$1,622,901
Retail	308,486	283,392
Total Prepared Foods	1,875,783	1,906,293

Fresh Chicken:
Foodservice	1,388,451	1,509,189
Retail	496,560	612,081
Total Fresh Chicken	1,885,011	2,121,270

Export and Other
Export:
Prepared Foods	64,338	59,473
Chicken	257,823	303,150
Total Export	322,161	362,623
Other Chicken By Products	15,448	21,083
Total Export and Other	337,609	383,706
Total U.S. Chicken	4,098,403	4,411,269

Mexico:	418,745	403,353
Total Chicken Sales	4,517,148	4,814,622

Total Prepared Foods	1,940,121	1,965,766

Turkey Sales:
Prepared Foods:
Foodservice	21,046	61,209
Retail	12,953	37,653
Total Prepared Foods	34,000	98,862

Fresh Turkey:
Foodservice	9,222	12,699
Retail	84,015	88,088
Total Fresh Turkey	93,237	100,787
Export and Other
Export:
Prepared Foods	217	981
Turkey	2,640	3,307
Total Export	2,857	4,288
Other Turkey By Products	807	901
Total Export and Other	3,664	5,189
Total Turkey Sales	130,901	204,838

Total Prepared Foods	34,217	99,843

Sales of Other Products
U.S.	570,510	626,056
Mexico	17,006	20,759
Total Sale of Other Products	587,516	646,815
Total Net Sales	5,235,565	$5,666,275

	Sept, 30	Oct 1,
	2006	2005

U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.2%	36.8%
Retail	7.5%	6.4%
Total Prepared Foods	45.7%	43.2%

Fresh Chicken:
Foodservice	33.9%	34.2%
Retail	12.1%	13.9%
Total Fresh Chicken	46.0%	48.1%

Export and Other
Export:
Prepared Foods	1.6%	1.3%
Chicken	6.3%	6.9%
Total Export	7.9%	8.2%
Other Chicken By Products	0.4%	0.5%
Total Export and Other	8.3%	8.7%
Total U.S. Chicken	100.0%	100.0%

Prepared Foods	47.3%	44.5%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	16.1%	29.8%
Retail	9.9%	18.4%
Total Prepared Foods	26.0%	48.2%

Fresh Turkey:
Foodservice	7.0%	6.2%
Retail	64.2%	43.0%
Total Fresh Turkey	71.2%	49.2%
Export and Other
Export:
Prepared Foods	0.2%	0.5%
Turkey	2.0%	1.6%
Total Export	2.2%	2.1%
Other Turkey By Products	0.6%	0.5%
Total Export and Other	2.8%	2.6%
Total U.S. Turkey	100.0%	100.0%

Prepared Foods	26.2%	48.7%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	09/30/06	10/01/05

Income Statement Data:
Net sales	$1,338,398	$1,482,668
Non-recurring recoveries		-
Turkey restructuring and related charges	-	-
Gross margin	99,303	200,805
Selling, general and administrative expenses	77,826	80,956
Operating income (loss)	21,477	119,849
Interest expense, net	10,579	10,068
Miscellaneous, net	(1,220)	437
Income (loss) before income taxes and extrardinary charge	12,118	109,344
Income tax expense (benefit)	19,601	34,616
Income (loss) before extraordinary charge	(7,483)	74,728
Extraordinary charge - net of tax	-	-
Net income (loss)	$(7,483)	$74,728

Per Common Share Data:
Income (loss) before extraordinary charge	$(0.11)	$1.12
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.11)	$1.12
Cash dividends	$0.023	$0.015
Book value	$16.72	$18.31

Balance Sheet Summary:
Working capital	$528,836	$404,601
Total assets	$2,426,868	$2,511,903
Notes payable and current maturities of long-term debt	$10,322	$8,603
Long-term debt, less current maturities	$554,876	$518,863
Total debt	$565,198	$527,466
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,117,327	$1,223,598

Cash Flow Summary:
Operating cash flow	$19,861	$130,167
Depreciation & amortization (a)	$35,082	$40,681
Capital expenditures	$42,568	$26,439
Business acquisitions	$-	$-
Financing activities, net	$67,026	$36,510

Cashflow Ratios:
EBITDA (b)	$57,207	$159,512
EBITDA (last four qtrs.)	$136,763	$580,078

Key Indicators (as a percentage of net sales):
Gross margin	7.4%	13.5%
Selling, general and administrative expenses	5.8%	5.5%
Opertaing income (loss)	1.6%	8.1%
Interest expense, net	0.8%	0.7%
Net income (loss)	-0.6%	5.0%

(a) Includes amortization of capitalized financing costs of approximately	572	581

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(7,483)	$74,728
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	19,601	34,616
Interest expense, net	10,579	10,068
Depreciation and amortization	35,082	40,681
Minus:
Amortization of capitalized financing costs	572	581
EBITDA	$57,207	$159,512

Pilgrim's Pride Corporation
Selected Financial Data
for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	2006	2005

(In thousands except per share data)
Income Statement Data:
Net sales	$5,235,565	$5,666,275
Non-recurring recoveries	-	-
Turkey restructuring and related charges	-	-
Gross margin	297,600	745,199
Selling, general and administrative expenses	294,598	309,387
Operating income (loss)	3,002	435,812
Interest expense, net	40,553	43,932
Miscellaneous, net	(1,234)	(11,643)
Income (loss) before income taxes and extraordinary charge	(36,317)	403,523
Income tax expense (benefit)	(2,085)	138,544
Income (loss) before extraordinary charge	(34,232)	264,979
Extraordinary charge - net of tax	-	-
Net income (loss)	$(34,232)	$264,979

Per Common Share Data:
Income (loss) before extraordinary charge	$(0.51)	$3.98
Extraordinary charge - early repayment of debt	$-	$-
Net Income (loss)	$(0.51)	$3.98
Cash dividends	$1.090	$0.060
Book value	$16.72	$18.38

Balance Sheet Summary:
Working capital	$528,836	$404,601
Total assets	$2,426,868	$2,511,903
Notes payable and current maturities of long-term debt	$10,322	$8,603
Long-term debt, less current maturities	$554,876	$518,863
Total debt	$565,198	$527,466
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,117,327	$1,223,598

Cash Flow Summary:
Operating cash flow	$30,382	$493,073
Depreciation & amortization (a)	$135,133	$134,944
Capital expenditures	$143,882	$116,588
Business acquisitions	$-	$-
Financing activities, net	$(38,750)	$18,860

Cashflow Ratios:
EBITDA (b)	$136,763	$580,078
EBITDA /interest expense, net	3.37	13.20

Key Indicators (as a percentage of net sales):
Gross margin	5.7%	13.2%
Selling, general and administrative expenses	5.6%	5.5%
Operating income (loss)	0.1%	7.7%
Interest expense, net	0.8%	0.8%
Net income (loss)	-0.7%	4.7%

(a) Includes amortization of capitalized financing costs of approximately	2606	2321

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(34,232)	$264,979
Add:
Income Tax Expense (benefit)	(2,085)	138,544
Interest expense, net	40,553	43,932
Depreciation and amortization	135,133	134,944
Minus:
Amortization of capitalized financing costs	2,606	2,321
EBITDA	$136,763	$580,078

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)
	9/30/2006	10/1/2005
Net Sales to Customers:
Chicken:
United States	$1,059,111	$1,162,553
Mexico	115,315	101,151
Sub-total	1,174,426	1,263,704
Turkey	36,129	50,198
Other Products:
United States	124,900	163,585
Mexico	2,943	5,181
Sub-total	127,843	168,766
Total	$1,338,398	$1,482,668

Operating Income:
Chicken:
United States	$32,631	$113,765
Mexico	(7,783)	7,912
Sub-total	24,848	121,677
Turkey	445	(5,936)
Other Products:
United States	(4,285)	2,966
Mexico	469	1,142
Sub-total	(3,816)	4,108
Non-recurring recoveries	-	-
Total	$21,477	$119,849

Depreciation and Amortization: (a)
Chicken:
United States	$29,435	$35,524
Mexico	2,835	2,985
Sub-total	32,270	38,509
Turkey	568	954
Other Products:
United States	2,216	1,173
Mexico	27	45
Sub-total	2,243	1,218
Total	$35,081	$40,681

Total Assets:
Chicken:
United States	$1,897,763	$2,059,579
Mexico	361,887	287,414
Sub-total	2,259,650	2,346,993
Turkey	76,908	77,319
Other Products:
United States	88,650	85,581
Mexico	1,660	2,010
Sub-total	90,310	87,591
Total	$2,426,868	$2,511,903

Capital Expenditures:
Chicken:
United States	$39,860	$20,408
Mexico	1,410	1,252
Sub-total	41,270	21,660
Turkey	66	2,511
Other Products:
United States	958	2,234
Mexico	275	35
Sub-total	1,233	2,269
Total	$42,569	$26,440

(a) Includes amortization of capitalized financing costs of approximately	$572	$581

Pilgrim's Pride Corporation
Sales Segments
for the Fiscal Years Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	9/30/2006	10/1/2005
(In thousands)

Net Sales to Customers:
Chicken:
United States	$4,098,403	$4,411,269
Mexico	418,745	403,353
Sub-total	4,517,148	4,814,622
Turkey	130,901	204,838
Other Products:
United States	570,510	626,056
Mexico	17,006	20,759
Sub-total	587,516	646,815
Total	$5,235,565	$5,666,275

Operating Income:
Chicken:
United States	$28,619	$405,662
Mexico	(17,960)	39,809
Sub-total	10,659	445,471
Turkey	(15,511)	(22,539)
Other Products:
United States	6,216	8,250
Mexico	1,638	4,630
Sub-total	7,854	12,880
Non-recurring recoveries	-	-
Total	$3,002	$435,812

Depreciation and Amortization: (a)
Chicken:
United States	$109,346	$114,131
Mexico	11,305	12,085
Sub-total	120,651	126,216
Turkey	6,593	3,343
Other Products:
United States	7,743	5,196
Mexico	146	189
Sub-total	7,889	5,385
Total	$135,133	$134,944

Total Assets:
Chicken:
United States	$1,897,763	$2,059,579
Mexico	361,887	287,414
Sub-total	2,259,650	2,346,993
Turkey	76,908	77,319
Other Products:
United States	88,650	85,581
Mexico	1,660	2,010
Sub-total	90,310	87,591
Total	$2,426,868	$2,511,903

Capital Expenditures:
Chicken:
United States	$133,106	$102,470
Mexico	6,536	4,924
Sub-total	139,642	107,394
Turkey	257	3,604
Other Products:
United States	3,567	5,448
Mexico	416	142
Sub-total	3,983	5,590
Total	$143,882	$116,588

(a) Includes amortization of capitalized financing costs of approximately	$2,606	$2,321

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )	09/30/06	10/01/05
U.S. Chicken

U.S. Chicken Sales (000's)	$1,059,111	$1,162,553
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7468	$0.8162
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8601	$0.8940

U.S. Chicken Net Pounds Produced (000's)	1,418,267	1,424,405
U.S. Chicken Pounds Sold (000's)	1,231,414	1,300,368

U.S. Chicken Operating Income (000's)	32,631	113,765
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	3.08%	9.79%

Turkey

U.S. Turkey Sales (000's)	36,129	50,198
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.9931	$1.3996
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7792	$0.8654

U.S. Turkey Operating Income (000's)	445	(5,936)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	1.23%	-11.83%

U.S. Turkey Net Pounds Produced (000's)	36,381	35,865
U.S. Turkey Pounds Sold (000's)	46,369	58,004

U.S. Other

U.S. Other Sales	124,900	163,585

U.S. Other Operating Income	(4,285)	2,966
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	-3.43%	1.81%

U.S. Summary

U.S. Sales (000's)	1,220,140	1,376,336
U.S. Cost of Sales (000's)	1,122,156	1,192,801
U.S. Gross Margin (000's)	97,984	183,535
U.S. Gross Margin as a percent of U.S. Sales	8.03%	13.34%

U.S. Selling, General and Administrative Expenses (000's)	69,193	72,740
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.67%	5.29%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	28,791	110,795
U.S. Operating Income as a percent of U.S. Sales	2.36%	8.05%

Mexico Chicken

Mexico Chicken Sales (000's)	115,315	101,151
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6200	$0.6753
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Sold	$0.5895	$0.6748

Mexico Net Pounds Produced (000's)	185,992	149,794
Mexico Net Pounds Sold (000's)	195,609	149,891

Mexico Other

Mexico Other Sales (000's)	2,943	5,181

Mexico Summary

Mexico Sales (000's)	118,258	106,332
Mexico Cost of Sales (000's)	116,939	89,062
Mexico Gross Margin (000's)	1,319	17,270
Mexico Gross Margin as a percent of Mexico Sales	1.1%	16.2%

Mexico Selling, General and Administrative Expenses (000's)	8,633	8,216
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	7.3%	7.7%

Mexico Operating Income (000's)	(7,314)	9,054
Mexico Operating Income as a percent of Mexico Sales	-6.2%	8.5%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,174,426	1,263,704
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7321	$0.8028
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8230	$0.8714

Chicken Net Pounds Produced from all Divisions (000's)	1,604,259	1,574,199
Chicken Pounds Sold from all Divisions (000's)	1,427,023	1,450,259

Turkey Operations:
U.S. Turkey Sales (000's)	36,129	50,198
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.9931	$1.3996
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7792	$0.8654

U.S. Turkey Net Pounds Produced (000's)	36,381	35,865
U.S. Turkey Pounds Sold (000's)	46,369	58,004

Other Operations:
Other Sales (000's)	127,843	168,766

Totals All Operations:
Total Net Sales (000's)	1,338,398	1,482,668
Total Cost of Sales (000's)	1,239,095	1,281,863
Gross Margin from all operations (000's)	99,303	200,805
Gross Margin from all operations as a percent of Total Net Sales	7.42%	13.54%

Total Selling, General and Administrative Expenses (000's)	77,826	80,956
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.81%	5.46%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-

Operating Income from all operations (000's)	21,477	119,849
Operating Income from all operations as a percent of Total Net Sales	1.60%	8.08%

Consolidated Adjusted Operating Income (000's)	21,477	119,849
Consolidated Adjusted Operating Income as a percent of Total Net Sales	1.60%	8.08%

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for the fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion

($ in thousands)	09/30/06	10/01/05
U.S. Chicken

U.S. Chicken Sales (000's)	$4,098,403	$4,411,269
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7194	$0.7964
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8216	$0.8641

U.S. Chicken Net Pounds Produced (000's)	5,696,746	5,539,163
U.S. Chicken Pounds Sold (000's)	4,988,042	5,105,194

U.S. Chicken Operating Income (000's)	28,619	405,662
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	0.70%	9.20%

Turkey

U.S. Turkey Sales (000's)	130,901	204,838
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8872	$1.4126
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8776	$0.9629

U.S. Turkey Operating Income (000's)	(15,511)	(22,539)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-11.85%	-11.00%

U.S. Turkey Net Pounds Produced (000's)	147,545	145,004
U.S. Turkey Pounds Sold (000's)	149,157	212,737

U.S. Other

U.S. Other Sales	570,510	626,056

U.S. Other Operating Income	6,216	8,250
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	1.1%	1.3%

U.S. Summary

U.S. Sales (000's)	4,799,814	5,242,163
U.S. Cost of Sales (000's)	4,514,720	4,574,719
U.S. Gross Margin (000's)	285,094	667,444
U.S. Gross Margin as a percent of U.S. Sales	5.94%	12.73%

U.S. Selling, General and Administrative Expenses (000's)	265,064	281,348
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.52%	5.37%

Restructuring and Related Charges - Turkey	706	(5,277)
Insurance Proceeds - Turkey	0	0
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	19,324	391,373
U.S. Operating Income as a percent of U.S. Sales	0.40%	7.47%

Mexico Chicken

Mexico Chicken Sales (000's)	418,745	403,353
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6113	$0.6460
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Sold	$0.5871	$0.6459

Mexico Net Pounds Produced (000's)	684,964	624,409
Mexico Net Pounds Sold (000's)	713,285	624,506

Mexico Other

Mexico Other Sales (000's)	17,006	20,759

Mexico Summary

Mexico Sales (000's)	435,751	424,112
Mexico Cost of Sales (000's)	422,539	351,634
Mexico Gross Margin (000's)	13,212	72,478
Mexico Gross Margin as a percent of Mexico Sales	3.0%	17.1%

Mexico Selling, General and Administrative Expenses (000's)	29,534	28,039
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.8%	6.6%

Mexico Operating Income (000's)	(16,322)	44,439
Mexico Operating Income as a percent of Mexico Sales	-3.7%	10.5%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	4,517,148	4,814,622
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7078	$0.7811
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7923	$0.8403

Chicken Net Pounds Produced from all Divisions (000's)	6,381,710	6,163,572
Chicken Pounds Sold from all Divisions (000's)	5,701,327	5,729,700

Turkey Operations:
U.S. Turkey Sales (000's)	130,901	204,838
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8872	$1.4126
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8776	$0.9629

U.S. Turkey Net Pounds Produced (000's)	147,545	145,004
U.S. Turkey Pounds Sold (000's)	149,157	212,737

Other Operations:
Other Sales (000's)	587,516	646,815

Totals All Operations:
Total Net Sales (000's)	5,235,565	5,666,275
Total Cost of Sales (000's)	4,937,259	4,926,353
Gross Margin from all operations (000's)	298,306	739,922
Gross Margin from all operations as a percent of Total Net Sales	5.70%	13.06%

Total Selling, General and Administrative Expenses (000's)	294,598	309,387
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.63%	5.46%

Restructuring and Related Charges - Turkey	706	(5,277)
Insurance Proceeds - Turkey	0	0

Operating Income from all operations (000's)	3,002	435,812
Operating Income from all operations as a percent of Total Net Sales	0.06%	7.69%

Consolidated Adjusted Operating Income (000's)	3,002	435,812
Consolidated Adjusted Operating Income as a percent of Total Net Sales	0.06%	7.69%